SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: December 17, 1999
(Date of earliest event reported)

                    Residential Asset Securities Corporation

             (Exact name of registrant as specified in its charter)

DELAWARE                       333-84939                    51-0362653
(State or Other Juris-        (Commission               (I.R.S. Employer
diction of Incorporation)    File Number)            Identification No.)

       8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MINNESOTA 55437
               (Address of Principal Executive Office) (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(612) 832-7000



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ITEM 5.  OTHER EVENTS.

                  On December 23, 1999, the Registrant will cause the issuance and sale of $216,089,000 initial principal amount of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS5, Class A-I-1, A-II-1, Class A-II-2 and Class A-II-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1999, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

                  In connection with the sale of the Series 1999-RS5, Class A Certificates, (the "Underwritten Certificates"), the Registrant has been advised by Prudential Securities and RFSC, the ("Underwritesr"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-84939, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the pages that appear after the Form SE cover sheet.

                  The Computational  Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)      FINANCIAL STATEMENTS.

                  Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (C)      EXHIBITS

                                 Item 601(a) of
                                 Regulation S-K
EXHIBIT NO.                      EXHIBIT NO.                 DESCRIPTION

               1                     99                 Computational Materials




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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ASSET SECURITIES
                                        CORPORATION

                                        BY:
                                        Name:    Julie Steinhagen
                                        Title:   Vice President

Dated: December 17, 1999



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                                                      -5-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ASSET SECURITIES
                                          CORPORATION

                                          BY:  /S/JULIE STEINHAGEN
                                          Name:    Julie Steinhagen
                                          Title:   Vice President

Dated: December 17, 1999



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                                  EXHIBIT INDEX

                  Item 601 (a) of   Sequentially
         Exhibit  Regulation S-K     Numbered
         NUMBER   EXHIBIT NO.        DESCRIPTION               PAGE

         1          99          Computational Materials    Filed Manually



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                                     EXHIBIT

                             (Intentionally Omitted)



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